Exhibit 99.2 Fourth Quarter and Full-Year 2019 Earnings Presentation

Important Notice Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or the “Company”), its external manager, Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their respective subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from the returns on current and future investments, rates of repayments and prepayments on ACRE’s mortgage loans, availability of investment opportunities, ACRE’s ability to originate additional investments and completion of pending investments, the availability of capital, the availability of cost financing, market trends and conditions in ACRE’s industry and the general economy, the level of lending and borrowing spreads, commercial real estate loan volumes, government-sponsored enterprise activity and other risks described from time to time in ACRE’s and Ares Corp.’s filings with the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this presentation and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. 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Fourth Quarter and Full-Year 2019 Highlights • GAAP Earnings of $9.7 million or $0.33 per diluted common share and $37.0 million or $1.28 per diluted common share for the 2019 Financial fourth quarter and full-year, respectively • Core Earnings(1) of $10.7 million or $0.37 per diluted common share and $40.6 million or $1.41 per diluted common share for the Results fourth quarter and full-year, respectively • Book value per diluted common share of $14.77 Q4-2019: • Closed six senior loans totaling $250.3 million in commitments • $204.6 million in outstanding principal funded on new commitments and $55.4 million in outstanding principal funded on Loan Originations previously originated commitments & Repayments • Repayments of $115.4 million from three loans and a partial principal paydown on one loan Full-Year 2019: • Closed 18 senior loans totaling $776.9 million in commitments • Repayments of $482.4 million from eleven loans and a partial principal paydown on one loan • 50 loans held for investment • $1.9 billion in originated commitments at closing and $1.7 billion in outstanding principal • 98% of loans have floating interest rates based on outstanding principal balance Total Loan • 96% of loans are senior loans based on outstanding principal balance Portfolio • Weighted average unleveraged effective yield of 6.8%(2) • 95% of the loan portfolio is either fixed rate or floating rate with a weighted average LIBOR floor of 1.76% • Based on December 31, 2019 ending spot one month LIBOR rate of 1.76%, approximately 61% of the Q4-19 portfolio is either fixed rate or floating rate with a LIBOR floor that is currently “in the money” Capital and • Diverse financing sources with total borrowing capacity of $1.9 billion(3) and $1.3 billion in outstanding principal Liquidity • Common stock dividend of $0.33 per common share paid for Q4-19 Dividends (4) • 8.3% annualized dividend yield based upon closing share price on December 31, 2019 • Raised approximately $73 million of equity Subsequent • Established new $150.0 million facility with Morgan Stanley Bank N.A. Events • Closed four loans with a total commitment amount of $237.6 million and $197.7 million funded at closing • Declared Q1-20 dividend of $0.33 per diluted common share on February 20, 2020 Note: As of December 31, 2019, unless otherwise noted. See footnotes on page 16. 2

Q4-2019 Investment Activity Q4-2019 Characteristics of Funded Loans(6) Loans Summary ($ in millions) Number of loans closed 6 Multifamily New loan commitments $250.3 17% Average size of loans closed $41.7 Industrial Percentage of floating rate loans 100% 36% Percentage of senior loans 100% Total fundings(7) $260.1 Changes in Loan Portfolio(5) Office 47% $2,000 $260.1 $1,692.9 $1,750 $1,548.2 $1,500 $(115.4) ) s n $1,250 o i l l i m $1,000 n i $ $750 ( $500 $250 $0 Q F R Q 3-1 und epa 4-1 9 ing ym 9 Senior Loans s (7) ent s 100% Note: As of December 31, 2019, unless otherwise noted. See footnotes on page 16. 3

Full-Year 2019 Investment Activity Full-Year 2019 Characteristics of Funded Loans(6) Loans Summary ($ in millions) Multifamily Student Housing Number of loans closed 18 18% 9% New loan commitments $776.9 Self Storage Average size of loans closed $43.2 3% Percentage of floating rate loans 100% Percentage of senior loans 100% Industrial (7) Total fundings $679.2 20% Office 28% Changes in Loan Portfolio(5) Mixed-use $679.2 22% $2,000 $1,692.9 $1,750 $1,534.7 $1,500 ) s $(482.4) $(38.6) n o $1,250 i l l i m $1,000 n i $750 $ ( $500 $250 $0 Q Fu R C Q 4-1 nd epa onv 4-1 8 ing ym ert 9 s (7) ent ed s to R EO Senior Loans 100% Note: As of December 31, 2019, unless otherwise noted. See footnotes on page 16. 4

Total Loans Held for Investment Portfolio Key Statistics Loan Portfolio Characteristics(5) ($ in millions) Total loan commitments $1,909.1 Mid-Atlantic/Northeast Outstanding principal balance $1,692.9 5% Weighted average unpaid principal balance of loan portfolio* $1,601.0 Southwest 16% Total number of loans 50 Southeast Percentage of floating rate loans based on outstanding principal balance 98% 37% Percentage of senior loans based on outstanding principal balance 96% Weighted average remaining life of loan portfolio 1.6 years Weighted average remaining life of senior loans 1.5 years Midwest 21% Weighted average remaining life of subordinated debt and 2.6 years preferred equity investments (2) West Unleveraged Effective Yield 21% Loan Portfolio Self Storage 1% 8% 7.1% 7.2% 7.2% 6.9% 6.8% Residential/Condominium 2% 6% Multifamily 30% 4% Industrial 7% 2% 0% Student Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Housing 11% Senior loans 7.0% 6.9% 6.9% 6.5% 6.5% Sub. debt and pref. equity Mixed-use investments 14.9% 15.2% 14.7% 15.0% 15.1% 12% Office 21% Note: As of December 31, 2019, unless otherwise noted. Hotel 16% * During the quarter ended December 31, 2019. See footnotes on page 16. 5

Interest Rate Sensitivity(5) • 98% of the loan portfolio is floating rate and 2% is fixed rate • 95% of the loan portfolio is either floating rate with a LIBOR floor (93%) or fixed rate (2%) ◦ For the floating rate loans with LIBOR floors, the weighted average LIBOR floor is 1.76% • 61% of the loan portfolio is either fixed rate or floating rate with a LIBOR floor of 1.76% or higher • 100% of outstanding financing is floating rate ◦ Less than 5% has a LIBOR floor with a weighted average LIBOR floor of 1.90% Total Loan Portfolio by LIBOR Floor Levels Net Income Sensitivity to USD LIBOR Changes(8) ($ in millions) $0.40 $0.30 Outstanding LIBOR Floor Range Principal % Total Cumulative % $0.30 Fixed rate $ 42.3 2% 2% t c $0.20 a $0.13 2.25% - 2.50% 403.7 24% 26% p m I $0.10 2.00% - 2.24% 216.7 13% 39% S P 1.75% - 1.99% 403.2 24% 63% E $0.00 $(0.02) 1.50% - 1.74% 73.3 4% 67% -$0.10 $(0.06) <1.50% 477.6 28% 95% -$0.20 No floor 76.1 5% 100% -1.00% -0.50% 0.00% 0.50% 1.00% Total $ 1,692.9 100% Change in LIBOR from December 31, 2019 Spot Rate Annual increase/(decrease) in net income (per diluted common share basis)* Note: As of December 31, 2019, unless otherwise noted. *Per diluted common share is based on 28.866 million shares. See footnotes on page 16. 6

Financing Sources Overview Financing Sources Composition(5) Financing Sources Detail Bank Facilities/Insurance ($ in millions) Term Loan55% Total (3) Outstanding Financing Sources Commitments Interest Rate Balance Bank Facilities 2017-FL3 Securitization Wells Fargo Facility $ 500.0 LIBOR+1.50 to 2.25% $ 360.4 Citibank Facility 325.0 LIBOR+1.50 to 2.50% 126.6 BAML Facility 36.3 LIBOR+2.00% 36.3 Notes Payable CNB Facility 50.0 LIBOR+2.65% 30.5 4% Stockholders U.S. Bank Facility 186.0 LIBOR+1.65 to 2.25% 43.0 Equity Term Loan 8% Insurance MetLife Facility 180.0 LIBOR+2.30% 131.8 Subtotal $ 1,277.3 $ 728.6 2017-FL3 Securitization 33% Asset Level Financing Notes Payable $ 84.2 LIBOR+2.50 to 3.75% $ 56.2 Financing Facilities Capital Markets Debt to equity ratio 3.1x Term Loan $ 110.0 LIBOR+5.00% $ 110.0 Loans held for investment weighted average 2017-FL3 Securitization 445.6 LIBOR+1.70% 445.6 remaining life 1.6 years Subtotal $ 555.6 $ 555.6 Weighted average remaining term of financing agreements 3.3 years Total Debt $ 1,917.1 $ 1,340.4 Q4-19 weighted average borrowings* $1,260.1 million Note: As of December 31, 2019, unless otherwise noted. * During the quarter ended December 31, 2019. See footnotes on page 16. 7

Dividend Summary Quarterly Dividend Since Q1-16 $0.35 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.31 $0.31 $0.29 $0.29 $0.28 $0.28 $0.27 $0.27 $0.27 $0.27 $0.27 $0.26 $0.26 $0.26 $0.26 $0.25 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20* *Declared a first quarter 2020 dividend of $0.33 per common share payable on April 15, 2020 to common stockholders of record as of March 31, 2020. There is no assurance dividends will continue at these levels or at all. 8

Appendix 9

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms (9) Multifamily Loans: 1 Senior FL Sep 2016 $89.7 $89.7 $89.6 L+4.75% 0.5% 6.8% Feb 2020 I/O 2 Senior TX Sep 2019 75.0 75.0 74.7 L+2.85% 2.0% 5.0% Oct 2022 I/O 3 Senior FL Sep 2016 45.4 45.4 45.3 L+4.75% 0.5% 6.8% Feb 2020 I/O 4 Senior TX Dec 2017 42.7 42.7 42.6 L+3.30% 1.0% 5.4% Dec 2020 I/O 5 Senior FL Dec 2018 43.5 42.4 42.1 L+2.60% 2.4% 5.5% Jan 2022 I/O 6 Senior IL Nov 2018 40.0 39.2 39.0 L+3.50% 2.3% 6.5% Nov 2020 I/O 7 Senior KS Oct 2019 35.8 35.8 35.5 L+3.25% 1.9% 5.5% Nov 2022 I/O 8 Senior NY Dec 2017 30.2 30.2 30.1 L+3.20% 1.4% 5.3% Dec 2020 I/O 9 Senior PA Dec 2018 30.2 29.3 29.2 L+3.00% 2.4% 5.9% Dec 2021 I/O 10 Senior TX Sep 2017 27.5 27.5 27.4 L+3.20% 1.2% 5.5% Oct 2020 I/O 11 Senior CA June 2017 27.0 26.8 26.7 L+3.85% 1.2% 6.1% July 2020 I/O 12 Senior FL Oct 2017 19.2 19.2 19.1 L+4.00% 1.2% 6.1% Nov 2020 I/O 13 Senior SC Aug 2019 34.6 2.0 1.7 L+6.50% 2.2% 10.1% Sep 2022 I/O Total Multifamily $540.8 $505.2 $503.0 Office Loans: 14 Senior IL Nov 2017 $82.0 $69.2 $69.0 L+3.75% 1.3% 6.1% Dec 2020 I/O 15 Senior IL May 2018 59.6 57.0 56.8 L+3.95% 2.0% 6.3% June 2021 I/O 16 Senior NC Mar 2019 84.0 49.6 49.0 L+4.25% 2.4% 8.6% Mar 2021 I/O 17 Senior GA Nov 2019 56.2 36.9 36.3 L+3.05% 2.0% 5.8% Dec 2022 I/O 18 Senior CA Oct 2019 37.2 30.9 30.6 L+3.35% 2.0% 6.0% Nov 2022 I/O 19 Senior IL Dec 2019 41.9 27.5 27.2 L+3.80% 1.8% 6.2% Jan 2023 I/O 20 Senior FL Apr 2017 19.0 18.4 18.4 L+4.30% 1.0% 6.6% Apr 2020 I/O 21 Senior CA Nov 2018 22.8 17.7 17.6 L+3.40% 2.3% 6.3% Nov 2021 I/O 22 Subordinated NJ Mar 2016 17.0 17.0 16.4 12.00% N/A 12.8% Jan 2026 I/O 23 Senior NC Apr 2019 30.5 13.2 13.0 L+3.51% 2.3% 6.7% May 2023 I/O 24 Senior TX Apr 2019 28.2 13.1 12.8 L+4.05% 2.5% 7.5% Nov 2021 I/O 25 Senior NC Oct 2018 13.5 8.6 8.5 L+4.00% 2.1% 6.7% Nov 2022 I/O 26 Subordinated CA Nov 2017 3.1 2.8 2.8 L+8.25% 1.3% 10.2% Nov 2021 I/O Total Office $495.0 $361.9 $358.4 See footnotes on page 16. 10

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms (9) Hotel Loans: 27 Senior OR/WA May 2018 $68.1 $68.1 $67.7 L+3.45% 1.9% 5.9% May 2021 I/O 28 Senior Diversified Sep 2018 64.3 58.9 58.6 L+3.60% 2.1% 6.2% Sep 2021 I/O 29 Senior CA Dec 2017 40.0 40.0 39.9 L+4.12% 1.4% 6.2% Jan 2021 I/O 30 Senior MI Nov 2015 35.2 35.2 35.2 L+4.40% N/A 6.2% July 2020 I/O 31 Senior IL Apr 2018 32.9 32.9 32.7 L+4.40% 1.9% 6.8% May 2021 I/O 32 Senior MN Aug 2018 31.5 31.5 31.3 L+3.55% 2.1% 6.0% Aug 2021 I/O Total Hotel $272.0 $266.6 $265.4 Mixed-Use Loans: 33 Senior FL Feb 2019 $100.6 $100.6 $99.9 L+4.25% 2.5% 7.8% Feb 2021 I/O 34 Senior CA Mar 2018 56.1 49.0 48.8 L+4.00% 1.9% 6.3% Apr 2021 I/O 35 Senior TX Sep 2019 42.2 33.8 33.4 L+3.75% 2.3% 6.7% Sep 2022 I/O 36 Subordinated IL May 2018 15.3 14.5 14.3 L+12.25% 1.5% 14.9% Nov 2021 I/O Total Mixed-Use $214.2 $197.9 $196.4 Student Housing Loans: 37 Senior CA June 2017 $43.0 $41.7 $41.7 L+3.95% 1.2% 6.3% July 2020 I/O 38 Senior TX Dec 2017 41.0 41.0 40.8 L+4.75% N/A 7.1% Jan 2021 I/O 39 Senior NC Feb 2019 30.0 30.0 29.8 L+3.15% 2.3% 5.9% Feb 2022 I/O 40 Senior AL Feb 2017 24.1 24.1 24.1 L+4.45% 0.8% 6.8% Feb 2020 I/O 41 Senior TX Dec 2017 24.0 24.0 23.9 L+4.10% 1.6% 6.4% Jan 2021 I/O 42 Senior FL Jul 2019 22.0 22.0 21.8 L+3.25% 2.3% 5.9% Aug 2022 I/O Total Student Housing $184.1 $182.8 $182.1 See footnotes on page 16. 11

Loans Held for Investment Portfolio Details ($ in millions) Origination Current Loan Outstanding LIBOR Unleveraged Payment # Loan Type Location Date Commitment Principal Carrying Value Interest Rate Floor Effective Yield(2) Maturity Date Terms (9) Industrial Loans: 43 Senior FL Oct 2019 $52.5 $52.5 $52.0 L+6.10% 2.1% 8.8% Oct 2022 I/O 44 Senior NC May 2019 40.5 34.8 34.6 L+4.05% 1.6% 6.1% Mar 2024 I/O 45 Senior CA Nov 2019 26.6 21.0 20.8 L+4.50% 1.9% 7.4% Dec 2021 I/O 46 Senior CA Aug 2019 19.6 12.7 12.6 L+3.75% 2.0% 6.3% Mar 2023 I/O Total Industrial $139.2 $121.0 $120.0 Residential/Condominium Loans: 47 Senior CA Jan 2018 $16.7 $11.6 $11.5 13.00% N/A 22.5% Feb 2020 I/O 48 Subordinated NY Oct 2018 16.1 14.9 14.8 L+14.00%(11) 2.3% 19.1% May 2021(11) I/O 49 Subordinated HI Aug 2018 11.5 11.5 11.5 14.00% N/A 14.5% Mar 2020 I/O Total Residential/Condominium $44.3 $38.0 $37.8 Self Storage Loans: 50 Senior FL Feb 2019 $19.5 $19.5 $19.4 3.50% 2.0% 6.0% Mar 2022 I/O Total Self Storage $19.5 $19.5 $19.4 Loan Portfolio Total/Weighted Average $1,909.1 $1,692.9 $1,682.5 1.8% (10) 6.8% See footnotes on page 16. 12

Consolidated Balance Sheets As of ($ in thousands, except share and per share data) 12/31/2019 12/31/2018 ASSETS Cash and cash equivalents $ 5,256 $ 11,089 Restricted cash 379 379 Loans held for investment ($515,896 and $289,576 related to consolidated VIEs, respectively) 1,682,498 1,524,873 Real estate owned, net 37,901 — Other assets ($1,309 and $843 of interest receivable related to consolidated VIEs, respectively; $41,104 and $51,582 of other receivables related to consolidated VIEs, respectively) 58,100 66,983 Total assets $ 1,784,134 $ 1,603,324 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 728,589 $ 777,974 Notes payable 54,708 — Secured term loan 109,149 108,345 Collateralized loan obligation securitization debt (consolidated VIE) 443,177 270,737 Due to affiliate 2,761 3,163 Dividends payable 9,546 8,914 Other liabilities ($718 and $541 of interest payable related to consolidated VIEs, respectively) 9,865 8,604 Total liabilities 1,357,795 1,177,737 STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at December 31, 2019 and 2018 and 28,865,610 and 28,755,665 shares issued and outstanding at December 31, 2019 and 2018, respectively 283 283 Additional paid-in capital 423,619 421,739 Accumulated earnings 2,437 3,565 Total stockholders' equity 426,339 425,587 Total liabilities and stockholders' equity $ 1,784,134 $ 1,603,324 13

Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Revenue: Interest income from loans held for investment $ 28,536 $ 28,269 $ 29,993 $ 27,986 $ 30,882 Interest expense (15,044) (15,124) (16,675) (15,740) (16,357) Net interest margin 13,492 13,145 13,318 12,246 14,525 Revenue from real estate owned 8,088 6,702 8,357 1,911 — Total revenue 21,580 19,847 21,675 14,157 14,525 Expenses: Management and incentive fees to affiliate 1,959 1,578 2,252 1,574 2,116 Professional fees 641 542 532 478 510 General and administrative expenses 1,035 1,005 1,029 1,120 892 General and administrative expenses reimbursed to affiliate 764 831 771 659 946 Expenses from real estate owned 7,338 6,838 7,118 1,687 — Total expenses 11,737 10,794 11,702 5,518 4,464 Income before income taxes 9,843 9,053 9,973 8,639 10,061 Income tax expense, including excise tax 183 19 218 96 43 Net income attributable to common stockholders $ 9,660 $ 9,034 $ 9,755 $ 8,543 $ 10,018 Earnings per common share: Basic earnings per common share $ 0.34 $ 0.32 $ 0.34 $ 0.30 $ 0.35 Diluted earnings per common share $ 0.33 $ 0.31 $ 0.34 $ 0.30 $ 0.35 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 28,640,363 28,634,514 28,599,282 28,561,827 28,553,540 Diluted weighted average shares of common stock outstanding 28,872,975 28,867,603 28,863,765 28,780,980 28,709,145 Dividends declared per share of common stock $ 0.33 $ 0.33 $ 0.33 $ 0.33 $ 0.31 14

Reconciliation of Net Income to Non-GAAP Core Earnings(1) For the Three Months Ended ($ in thousands, except per share data) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Net income attributable to common stockholders $ 9,660 $ 9,034 $ 9,755 $ 8,543 $ 10,018 Stock-based compensation 482 479 427 492 324 Incentive fees to affiliate 378 — 674 — 540 Depreciation of real estate owned 219 207 188 54 — Core Earnings $ 10,739 $ 9,720 $ 11,044 $ 9,089 $ 10,882 Net income attributable to common stockholders $ 0.34 $ 0.32 $ 0.34 $ 0.30 $ 0.35 Stock-based compensation 0.02 0.02 0.01 0.02 0.01 Incentive fees to affiliate 0.01 — 0.02 — 0.02 Depreciation of real estate owned 0.01 0.01 0.01 — — Basic Core Earnings per common share $ 0.37 $ 0.34 $ 0.39 $ 0.32 $ 0.38 Net income attributable to common stockholders $ 0.33 $ 0.31 $ 0.34 $ 0.30 $ 0.35 Stock-based compensation 0.02 0.02 0.01 0.02 0.01 Incentive fees to affiliate 0.01 — 0.02 — 0.02 Depreciation of real estate owned 0.01 0.01 0.01 — — Diluted Core Earnings per common share $ 0.37 $ 0.34 $ 0.38 $ 0.32 $ 0.38 See footnotes on page 16. 15

Footnotes 1. The Company believes the disclosure of Core Earnings provides useful information to investors regarding the calculation of incentive fees the Company pays to its manager, Ares Commercial Real Estate Management LLC, and the Company’s financial performance. Core Earnings is an adjusted non-GAAP measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Core Earnings is a non-GAAP measure and is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fee, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. 2. Unleveraged Effective Yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. The total Weighted Average Unleveraged Effective Yield is calculated based on the average of Unleveraged Effective Yield of all loans held by the Company as weighted by the outstanding principal balance of each loan. 3. Represents total commitments. Ability to draw on available capacity is subject to available collateral and lender approvals. 4. There is no assurance that dividends will continue at these levels or at all. Represents closing price of $15.84 per share as of December 31, 2019 and based on annualized Q4-19 paid dividend of $0.33 per common share. 5. Based on outstanding principal balance. 6. Based on outstanding principal balance on new loans closed for the fourth quarter and full-year ended December 31, 2019, respectively. 7. Includes outstanding principal funded of $204.6 million and $493.9 million, respectively, on new commitments and $55.4 million and $185.3 million, respectively, on previously originated commitments for the fourth quarter and full-year 2019. 8. Represents the hypothetical increases/(decreases) in net income per diluted common share for a twelve month period, assuming (1) an immediate increase or decrease in 30-day LIBOR as of December 31, 2019 of 1.76% and (2) no change in the outstanding principal balance of the Company's loans held for investment portfolio and borrowings as of December 31, 2019. The analysis detailed herein represents ACRE’s perspective and is merely a mathematical illustration. These metrics are shown for illustrative purposes only and the terms and characteristics of such transactions are not necessarily indicative of every type of transaction entered into or arranged by ACRE. Any future results may differ from those discussed herein. Accordingly, no representation or warranty is made in respect of this information. 9. I/O = interest only, P/I = principal and interest. 10. The weighted average floor is calculated based on loans with LIBOR floors. 11. In September 2019, the Company and the borrower entered into a modification agreement to, among other things, loan an additional $2.1 million to the borrower on the subordinated New York loan, for which such amount accrues interest at a per annum rate of 20.00% and has an initial maturity date of April 2020. The remaining outstanding principal balance of the subordinated New York loan continues to accrue interest at L + 14.00% and has an initial maturity date of May 2021. 16